Exhibit 10.3
AMENDED AND RESTATED
CHANGE IN CONTROL AGREEMENT
     THIS AMENDED AND RESTATED CHANGE IN CONTROL AGREEMENT (this “Agreement”) is entered into effective as of                     , by and between DEAN FOODS COMPANY, a Delaware corporation (together with its subsidiaries, the “Company”), and EXECUTIVE (the “Executive”).
RECITALS
     A. The Board of Directors of the Company (the “Board”) has determined that the interests of the Company would be advanced by providing the key executives of the Company with certain benefits in the event of the termination of employment of any such executive in connection with or following a Change in Control (as hereafter defined).
     B. The Board believes that such benefits enable the Company to continue to attract and retain competent and qualified executives, assure continuity and cooperation of management and encourage such executives to diligently perform their duties without personal financial concerns, thereby enhancing shareholder value and ensuring a smooth transition.
     C. The Company and the Executive desire to amend such Change in Control Agreement to make changes necessary or appropriate to avoid adverse income tax consequences to the Executive under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
AGREEMENTS
     NOW, THEREFORE, for good and valuable consideration, including the mutual covenants set forth herein, the parties hereto agree to amend and restate the Change in Control Agreement (as so amended and restated, the “Agreement”) as follows:
     1. Definitions. The following terms shall have the following meanings for purposes of this Agreement.
     “Affiliate” means any entity controlled by, controlling or under common control with, a person or entity.
     “Annual Pay” means the sum of (i) an amount equal to the annual base salary rate payable to the Executive by the Company at the time of termination of his or her employment plus (ii) an amount equal to the target bonus established for the Executive for the Company’s fiscal year in which his or her termination of employment occurs, but in either case, without giving effect to any reduction therein occurring following a Change in Control..
     “Cause” means the Executive’s (i) willful and intentional material breach of this Agreement, (ii) willful and intentional misconduct or gross negligence in the performance of, or willful neglect of, the Executive’s duties, which has caused material injury (monetary or otherwise) to the Company, or (iii) conviction of, or plea of nolo contendere to, a felony; provided, however, that no act or omission shall constitute “Cause” for purposes of this Agreement unless the Board or the Chairman of the Board provides to the Executive (a) written notice clearly and fully describing the particular acts or omissions which the Board or the Chairman of the Board reasonably believes in good faith constitutes “Cause” and (b) an opportunity, within thirty (30) days following his or her receipt of such notice, to meet in person with the Board or the Chairman of the Board to explain or defend the alleged acts or omissions relied upon by the Board and, to the extent practicable, to cure such acts or omissions. Further, no act or omission shall be considered as “willful” or “intentional” if the Executive reasonably believed such acts or omissions were in the best interests of the Company.
     “Change in Control” means (1) any “person” (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but specifically excluding the Company, any wholly-owned subsidiary of the Company and/or any employee benefit plan maintained by the Company or any wholly-owned subsidiary of the Company) becomes the “beneficial owner” (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or (2) individuals who currently serve on the Board, or whose election to the Board or nomination for election to the Board was approved by a vote of at least two-thirds (2/3) of the directors who either currently serve on the Board, or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or (3) the Company or any subsidiary of the Company shall merge with or consolidate into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity (or its ultimate parent, if applicable) outstanding immediately after such merger or consolidation; or (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, or such a plan is commenced.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Confidential Information” means all information, whether oral or written, previously or hereafter developed, acquired or used by the Company or its subsidiaries and relating to the business of the Company and its subsidiaries that is not generally known to others in the Company’s area of business, including without limitation trade secrets, methods or practices developed by the Company or any of its subsidiaries, financial results or plans, customer or client lists, personnel information, information relating to negotiations with clients or prospective clients, proprietary software, databases, programming or data transmission methods, or copyrighted materials (including without limitation, brochures, layouts, letters, art work, copy, photographs or illustrations). It is expressly understood that the foregoing list shall be illustrative only and is not intended to be an exclusive or exhaustive list of “Confidential Information.”

     “Good Reason” means any of the following events occurring, without the Executive’s prior written consent specifically referring to this Agreement, within two 2 years following a Change in Control:
     (1) (A) Any material reduction in the amount of the Executive’s Annual Pay, (B) any material reduction in the amount of Executive’s other incentive compensation opportunities, or (C) any material reduction in the aggregate value of the Executive’s benefits as in effect from time to time (unless in the case of either B or C, such reduction is pursuant to a general change in compensation or benefits applicable to all similarly situated employees of the Company and its Affiliates);
     (2) (A) the removal of the Executive from the position held by him or her immediately prior to the Change in Control, or (B) any other significant reduction in the nature or status of the Executive’s duties or responsibilities;
     (3) transfer of the Executive’s principal place of employment to a metropolitan area other than that of the Executive’s place of employment immediately prior to the Change in Control; or
     (4) failure by the Company to obtain the assumption agreement referred to in Section 7 of this Agreement prior to the effectiveness of any succession referred to therein, unless the purchaser, successor or assignee referred to therein is bound to perform this Agreement by operation of law.
     In order for a termination by the Executive to constitute a termination for Good Reason, (i) the Executive must notify the Company of the circumstances claimed to constitute Good Reason in writing not later than the 90th day after it has arisen or occurred, (ii) the Company must not have cured such circumstances within 30 days of receipt of the notice and (iii) the Executive must actually terminate employment on or before the 24th month anniversary of the Change in Control.
     “Termination Pay” means a payment made by the Company to the Executive pursuant to Section 2(a)(ii).
     2. Change in Control Termination Payment and Benefits.
          (a) Involuntary or Constructive Termination. In the event that the Executive’s employment with the Company or its successor is terminated by the Company or its successor without Cause or by the Executive for Good Reason in connection with or within two years after a Change in Control, the Executive shall be entitled to the following payments and other benefits:
               (i) The Company shall pay to the Executive a cash payment in an amount equal to the sum of (A) the Executive’s accrued and unpaid salary as of his or her date of termination of employment, plus (B) his or her accrued and unpaid bonus, if any, for the Company’s prior fiscal year, plus (C) an amount equal to the greater of the following, paid on a pro rata basis for the portion of the year between January 1 and the date of the Executive’s termination of employment: (x) Executive’s target bonus for the year of termination, or (y) the actual bonus to which the Executive would be entitled in the year of termination, if calculable at the date of termination, plus (D) reimbursement for all unreimbursed expenses reasonably and necessarily incurred by the Executive (in accordance with Company policy) in connection with the business of the Company prior to termination and since the beginning of the calendar year prior to the date of termination. This amount shall be paid within five (5) business days of the date of the Executive’s termination of employment.
               (ii) The Company shall pay to the Executive a cash payment in an amount equal to two (2) times the Executive’s Annual Pay. This amount shall be paid by the Company in accordance with Section 2(d) hereof.
               (iii) The Company shall pay to the Executive a cash payment in an amount equal to the sum of (A) the Executive’s unvested account balance under the Company’s 401(k) plan, if any, and (B) two (2) times the amount of the aggregate matching contributions payable in respect of Executive’s contributions into the Executive’s 401(k) account for the last completed calendar year (which, for this purpose, shall be annualized if the Executive was not eligible to participate in such 401(k) plan for the entire calendar year). This amount shall be paid within 60 days after the date of the Executive’s termination of employment.
               (iv) The Executive and his or her eligible dependents shall be entitled for a period of two (2) years following his or her date of termination of employment to continued coverage, on the same basis as similarly situated active employees, under the Company’s group health, dental, long-term disability and life insurance plans as in effect from time to time (but not any other welfare benefit plans or any retirement plans); provided that coverage under any particular benefit plan shall expire with respect to the period after the Executive becomes covered under another employer’s plan providing for a similar type of benefit. In the event the Company is unable to provide such coverage on account of any limitations under the terms of any applicable contract with an insurance carrier or third party administrator, the Company shall pay the Executive an amount equal to the cost to the Company of providing such coverage within 60 days after the date of the Executive’s termination of employment. To the extent that Company’s group health or dental benefits are self-insured, then in addition to any other limitation provided here, the period of coverage provided by this Section 2(a)(iv) under the self-insured health or dental plan shall not exceed the period of time during which the Executive would be entitled to receive continuation coverage under a group health plan under section 4980B (COBRA) if the Executive had elected such coverage and paid such premiums. To the extent that the immediately preceding sentence applies, the Company shall pay the Executive an amount equal to the cost of such COBRA coverage for a period equal to the excess of (i) 24 months minus (ii) the number of months of COBRA coverage initially available to the Executive, as determined in good faith by the Company, with such payment to be made within 60 days after the date of the Executive’s termination of employment.
               (v) The Company shall pay all costs and expenses, up to a maximum of $25,000, related to outplacement services for the Executive, the provider of which shall be selected by the Executive in his or her sole discretion. This amount shall be paid directly to the provider of such services but only with respect to services rendered prior to the last day of the second calendar year following the calendar year in which the Executive’s termination date occurs. The Company shall pay such expenses within 90 days of the date of receipt of an invoice for such services, but in no event later than the end of the third calendar year following the calendar year in which the Executive’s termination date occurs.
          (b) Accelerated Vesting. All of the Executive’s unvested awards under the Company’s stock award plans shall automatically and immediately vest in full upon the occurrence of a Change in Control.
          (c) No Duplication; Other Severance Pay. There shall be no duplication of severance pay in any manner. In this regard, the Executive shall not be entitled to Termination Pay hereunder for more than one position with the Company and its Affiliates. If the Executive is entitled to any notice or payment in lieu of any notice of termination of employment required by Federal, state or local law, including but not limited to the Worker Adjustment and Retraining Notification Act, the severance compensation to which the Executive would otherwise be entitled under this Agreement shall be reduced by the amount of any such payment in lieu of notice. If Executive is entitled to any severance or termination payments (but excluding retirement and similar benefits) under any employment or other agreement (other than any stock award or stock option agreements) with the Company or any of its Affiliates, the severance compensation payable under any such plan, program, arrangement or agreement shall be deemed to satisfy, to the extent of such payment, the obligations to the Executive in respect of Termination Pay.. Except as set forth in the immediately preceding sentence, the foregoing payments and benefits shall be in addition to and not in lieu of any payments or benefits to which the Executive and his or her dependents may otherwise be entitled to under the Company’s compensation and employee benefit plans. Subject to subparagraph 1(c) of the definition of Good Reason, nothing herein shall be deemed to restrict the right of the Company from amending or terminating any such plan in a manner generally applicable to similarly situated active employees of the Company and its Affiliates, in which event the Executive shall be entitled to participate on the same basis (including payment of applicable contributions) as similarly situated active executives of the Company and its Affiliates.
          (d) Mutual Release. Termination Pay shall be conditioned upon the execution by the Executive within 60 (sixty) days after the Executive’s termination of employment of a valid release prepared by the Company pursuant to which the Executive shall release the Company, to the maximum extent permitted by law, from any and all claims the Executive may have against the Company that relate to or arise out of the employment or termination of employment of the Executive, except such claims arising under this Agreement, any employee benefit plan, or any other written plan or agreement (a “Release”). The full amount of Termination Pay shall be paid in a lump sum in cash to the Executive within ten (10) days following receipt by the Company of a properly executed Release (which if revocable, has not been revoked) by the Executive. In addition, if the Executive shall timely deliver (and shall not have revoked) the Release, the Company shall simultaneously with the payment of the Termination Pay execute a release of all claims it may have against the Executive arising out of the Executive’s employment, other than claims arising under this Agreement .or otherwise relating to covenants and obligations of the Executive intended to continue following the Executive’s termination of employment.

     3. Excise Taxes. If the Company reasonably determines that (i) the termination benefits payable to the Executive pursuant to this Agreement would subject the Executive to an excise tax under Section 4999 of the Code, and (ii) the net amount that the Executive would realize from such benefits on an after-tax basis would be greater if the benefits payable hereunder were limited, then the benefits payable hereunder shall be limited such that the Executive’s net payment received on after—tax basis is $1 less than the amount at which the payment would be subjected to the excise tax under Section 4999 of the Code. Any reduction in the amount of benefits payable hereunder shall be debited, in order, from the amounts payable under Section 2(a)(ii), then 2(a)(iii) and then 2(a)(iv).
     4. Certain Covenants by the Executive.
(a) Covenant Not to Compete or Solicit. In consideration of the payments to be made to the Executive pursuant to this Agreement, the Executive hereby agrees that, during the term of his or her employment with the Company or any of its Affiliates and for a period of two years thereafter, he or she will not, directly or indirectly, individually or on behalf of any person or entity other than the Company or any of its Affiliates:
          (i) Become associated with (as defined below) any company or business (other than the Company or any Affiliate of the Company) engaged primarily in the manufacture, distribution, sale or marketing of any of the Relevant Products (as defined below) in any geographical area in which the Company or any of its Affiliates operates;
          (ii) Approach, consult, solicit business from, or contact or otherwise communicate, directly or indirectly, in any way with any Customer (as defined below) in an attempt to (1) divert business from, or interfere with any business relationship of the Company or any of its Affiliates, or (2) convince any Customer to change or alter any of such Customer’s existing or prospective contractual terms and conditions with the Company or any of its Affiliates; or
          (iii) Solicit, induce, recruit or encourage, either directly or indirectly, any employee of the Company or any of its Affiliates to leave his or her employment with the Company or any of its Affiliates, or employ or offer to employ any employee of the Company or any of its Affiliates. For the purposes of this section, an employee of the Company or any of its Affiliates shall be deemed to be an employee of the Company or any such Affiliate while employed by the Company or such Affiliate and for a period of 60 days thereafter.
     For purposes of this Agreement, the following terms shall have the meanings indicated:
     “associated with” means to become involved or act as an owner, partner, stockholder, investor, joint venturer, lender, director, manager, officer, employee, consultant, independent contractor, representative or agent.

     “Customer” means all persons or entities who purchased any Relevant Product from the Company or any of its Affiliates during the term of the Executive’s employment with the Company or any such Affiliate.
     “Relevant Product(s)” means (i) milk and milk-based beverages, (ii) creams and creamers, (iii) ice cream and ice cream novelties, (iv) ice cream mix, and (v) cultured dairy products.
     Notwithstanding the foregoing, (1) the restrictions of this Section 4(a) shall terminate immediately if the Executive’s employment with the Company or any of its Affiliates is terminated by the Company or such Affiliate without Cause, and (2) the Executive is not prohibited from owning, either of record or beneficially, not more than five percent (5%) of the shares or other equity of any publicly traded company. The provisions of this Section 4(a) are not intended to override, supercede, reduce, modify or affect in any manner any other non-competition or non-solicitation agreement between the Executive and the Company or any of its Affiliates. Any such covenant or agreement shall remain in full force and effect in accordance with its terms. The Company will be entitled to injunctive and other relief to prevent or enjoin any violation of the provisions of this Agreement.
          (b) Protection of Confidential Information. The Executive agrees that he or she will not at any time during or following his or her employment by the Company, without the Company’s prior written consent, divulge any Confidential Information to any other person or entity or use any Confidential Information for his or her own benefit. Upon termination of employment, for any reason whatsoever, regardless of whether either party may be at fault, the Executive will return to the Company all physical Confidential Information in the Executive’s possession.
          (c) Nondisclosure of Agreement. The Executive agrees, at all times during his or her employment by the Company, not to disclose or discuss in any manner (whether to individuals inside or outside the Company), the existence or terms of, this Agreement without the prior written consent of the Company, except to the extent required by law.
          (d) Nondisparagement. The Executive and the Company agree that, for so long as the Executive remains employed by the Company, and for a period of two years following the termination of the Executive’s employment, neither the Executive nor the Company will make or authorize any public statement, whether orally or in writing, that disparages the other party hereto with respect to such other party’s business interests or practices; provided, that neither party shall be restricted in connection with statements made in context of any litigation, arbitration or similar proceeding involving the other party hereto.
          (e) Extent of Restrictions. The Executive acknowledges that he or she has given careful consideration to the restraints imposed by this Section 4 and he or she fully agrees that the restrictions contained in this Section 4 correctly set forth the understanding of the parties at the time this Agreement is entered into, are reasonable and necessary to protect the legitimate interests of the Company, and that any violation will cause substantial injury to the Company. In the event of any such violation, the Company shall be entitled, in addition to any other remedy, to preliminary or permanent injunctive relief. If any court having jurisdiction shall find that any part of the restrictions set forth in this Agreement are unreasonable in any respect, it is the intent of the parties that the restrictions set forth herein shall not be terminated, but that this Agreement shall remain in full force and effect to the extent (as to time periods and other relevant factors) that the court shall find reasonable.
     5. Tax Withholding. All payments to the Executive under this Agreement will be subject to the withholding of all applicable employment and income taxes.
     6. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.
     7. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company. The Company will require any successor to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no succession had taken place.
     8. Termination of Employment. For all purposes under this Agreement, the Executive shall not have a “termination of employment” (and corollary terms) from the Company unless and until the Executive has a “separation from service” (as determined under Treas. Reg. Section 1.409A-1(h), as uniformly applied in accordance with such rules as shall be established by the Company) from time to time by the Company.
     9. Entire Agreement. By executing this Agreement, the Executive agrees that any and all agreements executed between the Company (or any predecessor of the Company) and the Executive prior to the date hereof regarding benefits resulting from a Change in Control are hereby nullified and cancelled in their entirety, and this Agreement shall substitute for and fully replace any such prior agreements. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement may not be modified in any manner except by a written instrument signed by both the Company and the Executive.

     10. Notices. Any notice required under this Agreement shall be in writing and shall be delivered by certified mail return receipt requested to each of the parties as follows:
To the Executive:
Executive
Address
Address
To the Company:
DEAN FOODS COMPANY
2515 McKinney Avenue, Suite 1200
Dallas, Texas 75201
Attn.: General Counsel
Tel.: 214-303-3400
Fax: 214-303-3499
     11. Governing Law. The provisions of this Agreement shall be construed in accordance of the laws of the State of Delaware, except to the extent preempted by ERISA or other federal laws, as applicable, without reference to the conflicts of laws provisions thereof.

     IN WITNESS WHEREOF, the Executive and the Company have executed this Agreement as of the date and year first above written.

DEAN FOODS COMPANY

Executive

AMENDED AND RESTATED
CHANGE IN CONTROL AGREEMENT
     THIS AMENDED AND RESTATED CHANGE IN CONTROL AGREEMENT (this “Agreement”) is entered into effective as of                     , by and between DEAN FOODS COMPANY, a Delaware corporation (together with its subsidiaries, the “Company”), and “Executive” (the “Executive”).
RECITALS
     D. The Board of Directors of the Company (the “Board”) has determined that the interests of the Company would be advanced by providing the key executives of the Company with certain benefits in the event of the termination of employment of any such executive in connection with or following a Change in Control (as hereafter defined).
     E. The Board believes that such benefits enable the Company to continue to attract and retain competent and qualified executives, assure continuity and cooperation of management and will encourage such executives to diligently perform their duties without personal financial concerns, thereby enhancing shareholder value and ensuring a smooth transition.
     F. The Company and the Executive desire to amend such Change in Control Agreement to make changes necessary or appropriate to avoid adverse income tax consequences to the Executive under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
AGREEMENTS
     NOW, THEREFORE, for good and valuable consideration, including the mutual covenants set forth herein, the parties hereto agree as to amend and restate the Change in Control Agreement (as so amended and restated, the “Agreement”) as follows:
     1. Definitions. The following terms shall have the following meanings for purposes of this Agreement.
     “Affiliate” means any entity controlled by, controlling or under common control with, a person or entity.
     “Annual Pay” means the sum of (i) an amount equal to the annual base salary rate payable to the Executive by the Company at the time of termination of his or her employment plus (ii) an amount equal to the target bonus established for the Executive for the Company’s fiscal year in which his or her termination of employment occurs, but in either case, without giving effect to any reduction therein occurring following a Change in Control..

     “Cause” means the Executive’s (i) willful and intentional material breach of this Agreement, (ii) willful and intentional misconduct or gross negligence in the performance of, or willful neglect of, the Executive’s duties, which has caused material injury (monetary or otherwise) to the Company, or (iii) conviction of, or plea of nolo contendere to, a felony; provided, however, that no act or omission shall constitute “Cause” for purposes of this Agreement unless the Board or the Chairman of the Board provides to the Executive (a) written notice clearly and fully describing the particular acts or omissions which the Board or the Chairman of the Board reasonably believes in good faith constitutes “Cause” and (b) an opportunity, within thirty (30) days following his or her receipt of such notice, to meet in person with the Board or the Chairman of the Board to explain or defend the alleged acts or omissions relied upon by the Board and, to the extent practicable, to cure such acts or omissions. Further, no act or omission shall be considered as “willful” or “intentional” if the Executive reasonably believed such acts or omissions were in the best interests of the Company.
     “Change in Control” means (1) any “person” (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but specifically excluding the Company, any wholly-owned subsidiary of the Company and/or any employee benefit plan maintained by the Company or any wholly-owned subsidiary of the Company) becomes the “beneficial owner” (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or (2) individuals who currently serve on the Board, or whose election to the Board or nomination for election to the Board was approved by a vote of at least two-thirds (2/3) of the directors who either currently serve on the Board, or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or (3) the Company or any subsidiary of the Company shall merge with or consolidate into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity (or its ultimate parent, if applicable) outstanding immediately after such merger or consolidation; or (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, or such a plan is commenced.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Confidential Information” means all information, whether oral or written, previously or hereafter developed, acquired or used by the Company or its subsidiaries and relating to the business of the Company and its subsidiaries that is not generally known to others in the Company’s area of business, including without limitation trade secrets, methods or practices developed by the Company or any of its subsidiaries, financial results or plans, customer or client lists, personnel information, information relating to negotiations with clients or prospective clients, proprietary software, databases, programming or data transmission methods, or copyrighted materials (including without limitation, brochures, layouts, letters, art work, copy, photographs or illustrations). It is expressly understood that the foregoing list shall be illustrative only and is not intended to be an exclusive or exhaustive list of “Confidential Information.”

     “Good Reason” means any of the following events occurring, without the Executive’s prior written consent specifically referring to this Agreement, within two (2) years following a Change in Control:
     (2) (A) Any material reduction in the amount of the Executive’s Annual Pay, (B) any material reduction in the amount of Executive’s other incentive compensation opportunities, or (C) any material reduction in the aggregate value of the Executive’s benefits as in effect from time to time (unless in the case of either B or C, such reduction is pursuant to a general change in compensation or benefits applicable to all similarly situated employees of the Company and its Affiliates);
     (2) (A) the removal of the Executive from the Executive’s position held by him or her immediately prior to the Change in Control, or (B) any other significant reduction in the nature or status of the Executive’s duties or responsibilities;
     (3) transfer of the Executive’s principal place of employment to a metropolitan area other than that of the Executive’s place of employment immediately prior to the Change in Control; or
     (4) failure by the Company to obtain the assumption agreement referred to in Section 7 of this Agreement prior to the effectiveness of any succession referred to therein, unless the purchaser, successor or assignee referred to therein is bound to perform this Agreement by operation of law.
     In order for a termination by the Executive to constitute a termination for Good Reason, (i) the Executive must notify the Company of the circumstances claimed to constitute Good Reason in writing not later than the 90th day after it has arisen or occurred, (ii) the Company must not have cured such circumstances within 30 days of receipt of the notice and (iii) the Executive must actually terminate employment on or before the 24th month anniversary of the Change in Control.
     “Termination Pay” means a payment made by the Company to the Executive pursuant to Section 2(a)(ii).
     2. Change in Control Termination Payment and Benefits.
          (a) Involuntary or Constructive Termination. In the event that the Executive’s employment with the Company or its successor is terminated by the Company or its successor without Cause or by the Executive for Good Reason in connection with or within two years after a Change in Control, the Executive shall be entitled to the following payments and other benefits:
               (i) The Company shall pay to the Executive a cash payment in an amount equal to the sum of (A) the Executive’s accrued and unpaid salary as of his or her date of termination of employment, plus (B) his or her accrued and unpaid bonus, if any, for the Company’s prior fiscal year, plus (C) an amount equal to the greater of the following, paid on a pro rata basis for the portion of the year between January 1 and the date of the Executive’s termination of employment: (x) Executive’s target bonus for the year of termination, or (y) the actual bonus to which the Executive would be entitled in the year of termination, if calculable at the date of termination, plus (D) reimbursement for all unreimbursed expenses reasonably and necessarily incurred by the Executive (in accordance with Company policy) in connection with the business of the Company prior to termination and since the beginning of the calendar year prior to the date of termination. This amount shall be paid within five (5) business days of the date of the Executive’s termination of employment.
               (ii) The Company shall pay to the Executive a cash payment in an amount equal to two (2) times the Executive’s Annual Pay. This amount shall be paid by the Company in accordance with Section 2(d) hereof.
               (iii) The Company shall pay to the Executive a cash payment in an amount equal to the sum of (A) the Executive’s unvested account balance under the Company’s 401(k) plan, if any, and (B) two (2) times the amount of the aggregate matching contributions payable in respect of Executive’s contributions into the Executive’s 401(k) account for the last completed calendar year (which, for this purpose, shall be annualized if the Executive was not eligible to participate in such 401(k) plan for the entire calendar year). This amount shall be paid within 60 days after the date of the Executive’s termination of employment.
               (iv) The Executive and his or her eligible dependents shall be entitled for a period of two (2) years following his or her date of termination of employment to continued coverage, on the same basis as similarly situated active employees, under the Company’s group health, dental, long-term disability and life insurance plans as in effect from time to time (but not any other welfare benefit plans or any retirement plans); provided that coverage under any particular benefit plan shall expire with respect to the period after the Executive becomes covered under another employer’s plan providing for a similar type of benefit. In the event the Company is unable to provide such coverage on account of any limitations under the terms of any applicable contract with an insurance carrier or third party administrator, the Company shall pay the Executive an amount equal to the cost to the Company of providing such coverage within 60 days after the date of the Executive’s termination of employment. To the extent that Company’s group health or dental benefits are self-insured, then in addition to any other limitation provided here, the period of coverage provided by this Section 2(a)(iv) under the self-insured health or dental plan shall not exceed the period of time during which the Executive would be entitled to receive continuation coverage under a group health plan under section 4980B (COBRA) if the Executive had elected such coverage and paid such premiums. To the extent that the immediately preceding sentence applies, the Company shall pay the Executive an amount equal to the cost of such COBRA coverage for a period equal to the excess of (i) 24 months minus (ii) the number of months of COBRA coverage initially available to the Executive, as determined in good faith by the Company, with such payment to be made within 60 days after the date of the Executive’s termination of employment.
               (v) The Company shall pay all costs and expenses, up to a maximum of $25,000, related to outplacement services for the Executive, the provider of which shall be selected by the Executive in his or her sole discretion. This amount shall be paid directly to the provider of such services but only with respect to services rendered prior to the last day of the second calendar year following the calendar year in which the Executive’s termination date occurs. The Company shall pay such expenses within 90 days of the date of receipt of an invoice for such services, but in no event later than the end of the third calendar year following the calendar year in which the Executive’s termination date occurs.
          (b) Accelerated Vesting. All of the Executive’s unvested awards under the Company’s stock award plans shall automatically and immediately vest in full upon the occurrence of a Change in Control.
          (c) No Duplication; Other Severance Pay. There shall be no duplication of severance pay in any manner. In this regard, the Executive shall not be entitled to Termination Pay hereunder for more than one position with the Company and its Affiliates. If the Executive is entitled to any notice or payment in lieu of any notice of termination of employment required by Federal, state or local law, including but not limited to the Worker Adjustment and Retraining Notification Act, the severance compensation to which the Executive would otherwise be entitled under this Agreement shall be reduced by the amount of any such payment in lieu of notice. If Executive is entitled to any severance or termination payments (but excluding retirement and similar benefits) under any employment or other agreement (other than any stock award or stock option agreements) with the Company or any of its Affiliates, the severance compensation payable under any such plan, program, arrangement or agreement shall be deemed to satisfy, to the extent of such payment, the obligations to the Executive in respect of Termination Pay. Except as set forth in the immediately preceding sentence, the foregoing payments and benefits shall be in addition to and not in lieu of any payments or benefits to which the Executive and his or her dependents may otherwise be entitled to under the Company’s compensation and employee benefit plans. Subject to subparagraph 1(c) of the definition of Good Reason, nothing herein shall be deemed to restrict the right of the Company from amending or terminating any such plan in a manner generally applicable to similarly situated active employees of the Company and its Affiliates, in which event the Executive shall be entitled to participate on the same basis (including payment of applicable contributions) as similarly situated active executives of the Company and its Affiliates.
          (d) Mutual Release. Termination Pay shall be conditioned upon the execution by the Executive within 60 (sixty) days after the Executive’s termination of employment of a valid release prepared by the Company pursuant to which the Executive shall release the Company, to the maximum extent permitted by law, from any and all claims the Executive may have against the Company that relate to or arise out of the employment or termination of employment of the Executive, except such claims arising under this Agreement, any employee benefit plan, or any other written plan or agreement (a “Release”). The full amount of Termination Pay shall be paid in a lump sum in cash to the Executive within ten (10) days following receipt by the Company of a properly executed Release (which, if revocable, has not been revoked) by the Executive. In addition, if the Executive shall timely deliver (and shall not have revoked) the Release, the Company shall simultaneously with the payment of Termination Pay execute a release of all claims it may have against the Executive arising out of the Executive’s employment, other than claims arising under this Agreement or otherwise relating to covenants and obligations of the Executive intended to continue following the Executive’s termination of employment.

     4. Excise Taxes.
          (a) Gross-Up Payment. Anything in this Agreement to the contrary notwithstanding and except as set forth below, if it is determined that any payment or distribution (a “Payment”) by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 3) including, without limitation, vesting of options, would be subject to the excise tax imposed by Section 4999 of the Code, or if any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, being hereinafter collectively referred to as the “Excise Tax”), then the Executive shall be entitled to receive an additional payment (a “Gross-Up Payment”) in an amount sufficient to pay all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment.
          (b) Calculation of Gross-Up Payment. Subject to the provisions of paragraph (c) of this Section 3, all determinations required to be made under this Section 3, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be used in arriving at such determination, shall be made by a certified public accounting firm selected by the Company and reasonably acceptable to the Executive (the “Accounting Firm”), which shall be retained to provide detailed supporting calculations both to the Company and the Executive. If the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Executive shall have the right to appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder), which determination shall be made within 60 days of the Executive’s termination of employment. All fees and expenses of the Accounting Firm shall be paid solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 3, shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm’s determination, provided that in no event shall such payment be made later than March 15 of the calendar year following the calendar year in which the Executive’s termination date occurs. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which should have been made will not have been made by the Company (“Underpayment”), consistent with the calculations required to be made hereunder. If the Company exhausts its remedies pursuant to paragraph (c) of this Section 3 and the Executive thereafter is required to pay an Excise Tax in an amount that exceeds the Gross-Up Payment received by the Executive the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid (and in no event later than the time specified in Section 4(e)) by the Company to or for the benefit of the Executive.

          (c) Contested Taxes. The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would result in an Underpayment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid or appealed. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:
          (i) give the Company any information reasonably requested by the Company relating to such claim,
          (ii) take such action in connection with contesting such claims as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,
          (iii) cooperate with the Company in good faith in order to effectively contest such claim, and
          (iv) permit the Company to participate in any proceedings relating to such claim;
     provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this paragraph (c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or to contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis, and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the calendar year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company’s control of the contest shall be limited to issues with respect to the amount of the Gross-Up Payment, and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

          (d) Refunds. If, after the receipt by the Executive of an amount advanced by the Company pursuant to this Section 3, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall promptly pay to the Company within 30 days after receipt thereof the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto).
          (e) Payment Dates Subject to any earlier time limits set forth in Section 3, all payments and reimbursements to which the Executive is entitled under this Section 3 shall be paid to or on behalf of the Executive not later than 30 days (or in the case of payment to a third party, 90 days) following the date (i) on which the Executive (or the Company, on the Executive’s behalf) remits the related taxes or (ii) in the event of an audit or litigation with respect to such tax liability under Section 3(c), (A) on which the taxes that are the subject of the audit or litigation are remitted to the applicable taxing authority, or (B) where no taxes are required to be remitted as a result of such audit or litigation, in which there is a final resolution of such audit or litigation (whether by reason of completion of the audit, entry of a final and nonappealable judgment, final settlement, or otherwise)).
     4. Certain Covenants by the Executive.
(a) Covenant Not to Compete or Solicit. In consideration of the payments to be made to the Executive pursuant to this Agreement, the Executive hereby agrees that, during the term of his or her employment with the Company or any of its Affiliates and for a period of two years thereafter, he or she will not, directly or indirectly, individually or on behalf of any person or entity other than the Company or any of its Affiliates:
          (i) Become associated with (as defined below) any company or business (other than the Company or any Affiliate of the Company) engaged primarily in the manufacture, distribution, sale or marketing of any of the Relevant Products (as defined below) in any geographical area in which the Company or any of its Affiliates operates;
          (ii) Approach, consult, solicit business from, or contact or otherwise communicate, directly or indirectly, in any way with any Customer (as defined below) in an attempt to (1) divert business from, or interfere with any business relationship of the Company or any of its Affiliates, or (2) convince any Customer to change or alter any of such Customer’s existing or prospective contractual terms and conditions with the Company or any of its Affiliates; or
          (iii) Solicit, induce, recruit or encourage, either directly or indirectly, any employee of the Company or any of its Affiliates to leave his or her employment with the Company or any of its Affiliates, or employ or offer to employ any employee of the Company or any of its Affiliates. For the purposes of this section, an employee of the Company or any of its Affiliates shall be deemed to be an employee of the Company or any such Affiliate while employed by the Company or such Affiliate and for a period of 60 days thereafter.

     For purposes of this Agreement, the following terms shall have the meanings indicated:
     “associated with” means to become involved or act as an owner, partner, stockholder, investor, joint venturer, lender, director, manager, officer, employee, consultant, independent contractor, representative or agent.
     “Customer” means all persons or entities who purchased any Relevant Product from the Company or any of its Affiliates during the term of the Executive’s employment with the Company or any such Affiliate.
     “Relevant Product(s)” means (i) milk and milk-based beverages, (ii) creams and creamers, (iii) ice cream and ice cream novelties, (iv) ice cream mix, and (v) cultured dairy products.
     Notwithstanding the foregoing, (1) the restrictions of this Section 4(a) shall terminate immediately if the Executive’s employment with the Company or any of its Affiliates is terminated by the Company or such Affiliate without Cause, and (2) the Executive is not prohibited from owning, either of record or beneficially, not more than five percent (5%) of the shares or other equity of any publicly traded company. The provisions of this Section 4(a) are not intended to override, supercede, reduce, modify or affect in any manner any other non-competition or non-solicitation agreement between the Executive and the Company or any of its Affiliates. Any such covenant or agreement shall remain in full force and effect in accordance with its terms. The Company will be entitled to injunctive and other relief to prevent or enjoin any violation of the provisions of this Agreement.
          (b) Protection of Confidential Information. The Executive agrees that he or she will not at any time during or following his or her employment by the Company, without the Company’s prior written consent, divulge any Confidential Information to any other person or entity or use any Confidential Information for his or her own benefit. Upon termination of employment, for any reason whatsoever, regardless of whether either party may be at fault, the Executive will return to the Company all physical Confidential Information in the Executive’s possession.
          (d) Nondisclosure of Agreement. The Executive agrees, at all times during his or her employment by the Company, not to disclose or discuss in any manner (whether to individuals inside or outside the Company), the existence or terms of, this Agreement without the prior written consent of the Company, except to the extent required by law.
          (d) Nondisparagement. The Executive and the Company agree that, for so long as the Executive remains employed by the Company, and for a period of two years following the termination of the Executive’s employment, neither the Executive nor the Company will make or authorize any public statement, whether orally or in writing, that disparages the other party hereto with respect to such other party’s business interests or practices; provided, that neither party shall be restricted in connection with statements made in context of any litigation, arbitration or similar proceeding involving the other party hereto.

          (e) Extent of Restrictions. The Executive acknowledges that he or she has given careful consideration to the restraints imposed by this Section 4 and he or she fully agrees that the restrictions contained in this Section 4 correctly set forth the understanding of the parties at the time this Agreement is entered into, are reasonable and necessary to protect the legitimate interests of the Company, and that any violation will cause substantial injury to the Company. In the event of any such violation, the Company shall be entitled, in addition to any other remedy, to preliminary or permanent injunctive relief. If any court having jurisdiction shall find that any part of the restrictions set forth in this Agreement are unreasonable in any respect, it is the intent of the parties that the restrictions set forth herein shall not be terminated, but that this Agreement shall remain in full force and effect to the extent (as to time periods and other relevant factors) that the court shall find reasonable.
     5. Tax Withholding. All payments to the Executive under this Agreement will be subject to the withholding of all applicable employment and income taxes.
     6. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.
     7. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company. The Company will require any successor to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no succession had taken place.
     8. Entire Agreement. By executing this Agreement, the Executive agrees that any and all agreements executed between the Company (or any subsidiary of the Company or any predecessor of the Company or any subsidiary) and the Executive prior to the date hereof regarding benefits resulting from a Change in Control are hereby nullified and cancelled in their entirety, and this Agreement shall substitute for and fully replace any such prior agreements. This Agreement shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement may not be modified in any manner except by a written instrument signed by both the Company and the Executive.
     9. Termination of Employment. For all purposes under this Agreement, the Executive shall not have a “termination of employment” (and corollary terms) from the Company unless and until the Executive has a “separation from service” (as determined under Treas. Reg. Section 1.409A-1(h), as uniformly applied in accordance with such rules as shall be established by the Company) from time to time by the Company.

     10. Notices. Any notice required under this Agreement shall be in writing and shall be delivered by certified mail return receipt requested to each of the parties as follows:
To the Executive:
Executive
Address
Address
To the Company:
DEAN FOODS COMPANY
2515 McKinney Avenue, Suite 1200
Dallas, Texas 75201
Attn.: General Counsel
Tel.: 214-303-3400
Fax: 214-303-3499
     11. Governing Law. The provisions of this Agreement shall be construed in accordance of the laws of the State of Delaware, except to the extent preempted by ERISA or other federal laws, as applicable, without reference to the conflicts of laws provisions thereof.

     IN WITNESS WHEREOF, the Executive and the Company have executed this Agreement as of the date and year first above written.

DEAN FOODS COMPANY

Name:
Title:

Executive

AMENDED AND RESTATED
CHANGE IN CONTROL AGREEMENT
     THIS AMENDED AND RESTATED CHANGE IN CONTROL AGREEMENT (this “Agreement”) is entered into effective as of                     , by and between DEAN FOODS COMPANY, a Delaware corporation (together with its subsidiaries, the “Company”), and EXECUTIVE (the “Executive”).
RECITALS
     G. The Board of Directors of the Company (the “Board”) has determined that the interests of the Company would be advanced by providing the key executives of the Company with certain benefits in the event of the termination of employment of any such executive in connection with or following a Change in Control (as hereafter defined).
     H. The Board believes that such benefits enable the Company to continue to attract and retain competent and qualified executives, assure continuity and cooperation of management and will encourage such executives to diligently perform their duties without personal financial concerns, thereby enhancing shareholder value and ensuring a smooth transition.
     I. The Company and the Executive desire to amend such Change in Control Agreement to make changes necessary or appropriate to avoid adverse income tax consequences to the Executive under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
AGREEMENTS
     NOW, THEREFORE, for good and valuable consideration, including the mutual covenants set forth herein, the parties hereto agree as to amend and restate the Change in Control Agreement (as so amended and restated, the “Agreement “) as follows:
     1. Definitions. The following terms shall have the following meanings for purposes of this Agreement.
     “Affiliate” means any entity controlled by, controlling or under common control with, a person or entity.
     “Annual Pay” means the sum of (i) an amount equal to the annual base salary rate payable to the Executive by the Company at the time of termination of his or her employment plus (ii) an amount equal to the target bonus established for the Executive for the Company’s fiscal year in which his or her termination of employment occurs, but in either case, without giving effect to any reduction therein occurring following a Change in Control.

     “Cause” means the Executive’s (i) willful and intentional material breach of this Agreement, (ii) willful and intentional misconduct or gross negligence in the performance of, or willful neglect of, the Executive’s duties, which has caused material injury (monetary or otherwise) to the Company, or (iii) conviction of, or plea of nolo contendere to, a felony; provided, however, that no act or omission shall constitute “Cause” for purposes of this Agreement unless the Board or the Chairman of the Board provides to the Executive (a) written notice clearly and fully describing the particular acts or omissions which the Board or the Chairman of the Board reasonably believes in good faith constitutes “Cause” and (b) an opportunity, within thirty (30) days following his or her receipt of such notice, to meet in person with the Board or the Chairman of the Board to explain or defend the alleged acts or omissions relied upon by the Board and, to the extent practicable, to cure such acts or omissions. Further, no act or omission shall be considered as “willful” or “intentional” if the Executive reasonably believed such acts or omissions were in the best interests of the Company.
     “Change in Control” means (1) any “person” (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but specifically excluding the Company, any wholly-owned subsidiary of the Company and/or any employee benefit plan maintained by the Company or any wholly-owned subsidiary of the Company) becomes the “beneficial owner” (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or (2) individuals who currently serve on the Board, or whose election to the Board or nomination for election to the Board was approved by a vote of at least two-thirds (2/3) of the directors who either currently serve on the Board, or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or (3) the Company or any subsidiary of the Company shall merge with or consolidate into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity (or its ultimate parent, if applicable) outstanding immediately after such merger or consolidation; or (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, or such a plan is commenced.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Confidential Information” means all information, whether oral or written, previously or hereafter developed, acquired or used by the Company or its subsidiaries and relating to the business of the Company and its subsidiaries that is not generally known to others in the Company’s area of business, including without limitation trade secrets, methods or practices developed by the Company or any of its subsidiaries, financial results or plans, customer or client lists, personnel information, information relating to negotiations with clients or prospective clients, proprietary software, databases, programming or data transmission methods, or copyrighted materials (including without limitation, brochures, layouts, letters, art work, copy, photographs or illustrations). It is expressly understood that the foregoing list shall be illustrative only and is not intended to be an exclusive or exhaustive list of “Confidential Information.”

     “Good Reason” means any of the following events occurring, without the Executive’s prior written consent specifically referring to this Agreement, within two (2) years following a Change in Control:
     (3) (A) Any material reduction in the amount of the Executive’s Annual Pay, (B) any material reduction in the amount of Executive’s other incentive compensation opportunities, or (C) any material reduction in the aggregate value of the Executive’s benefits as in effect from time to time (unless in the case of either B or C, such reduction is pursuant to a general change in compensation or benefits applicable to all similarly situated employees of the Company and its Affiliates);
     (2) (A) the removal of the Executive from the position held by him or her immediately prior to the Change in Control, or (B) any other significant reduction in the nature or status of the Executive’s duties or responsibilities;
     (3) transfer of the Executive’s principal place of employment to a metropolitan area other than that of the Executive’s place of employment immediately prior to the Change in Control; or
     (4) failure by the Company to obtain the assumption agreement referred to in Section 7 of this Agreement prior to the effectiveness of any succession referred to therein, unless the purchaser, successor or assignee referred to therein is bound to perform this Agreement by operation of law.
     In order for a termination by the Executive to constitute a termination for Good Reason, (i) the Executive must notify the Company of the circumstances claimed to constitute Good Reason in writing not later than the 90th day after it has arisen or occurred, (ii) the Company must not have cured such circumstances within 30 days of receipt of the notice and (iii) the Executive must actually terminate employment on or before the 24th month anniversary of the Change in Control.
     “Termination Pay” means a payment made by the Company to the Executive pursuant to Section 2(a)(ii).
     2. Change in Control Termination Payment and Benefits.
          (a) Involuntary or Constructive Termination. In the event that the Executive’s employment with the Company or its successor is terminated by the Company or its successor without Cause or by the Executive for Good Reason in connection with or within two years after a Change in Control, the Executive shall be entitled to the following payments and other benefits:
               (i) The Company shall pay to the Executive a cash payment in an amount equal to the sum of (A) the Executive’s accrued and unpaid salary as of his or her date of termination of employment, plus (B) his or her accrued and unpaid bonus, if any, for the Company’s prior fiscal year, plus (C) an amount equal to the greater of the following, paid on a pro rata basis for the portion of the year between January 1 and the date of the Executive’s termination of employment: (x) Executive’s target bonus for the year of termination, or (y) the actual bonus to which the Executive would be entitled in the year of termination if calculable at the date of termination, plus (D) reimbursement for all unreimbursed expenses reasonably and necessarily incurred by the Executive (in accordance with Company policy) in connection with the business of the Company prior to termination and since the beginning of the calendar year prior to the date of termination. This amount shall be paid within five (5) business days of the date of the Executive’s termination of employment.
               (ii) The Company shall pay to the Executive a cash payment in an amount equal to one (1) times the Executive’s Annual Pay. This amount shall be paid by the Company in accordance with Section 2(d) hereof.
               (iii) The Company shall pay to the Executive a cash payment in an amount equal to the sum of (A) the Executive’s unvested account balance under the Company’s 401(k) plan, and (B) one (1) times the amount of the aggregate matching contributions payable in respect of Executive’s contributions into the Executive’s 401(k) account for the last completed calendar year (which, for this purpose, shall be annualized if the Executive was not eligible to participate in such 401(k) plan for the entire calendar year). This amount shall be paid within 60 days after the date of the Executive’s termination of employment.
               (iv) The Executive and his or her eligible dependents shall be entitled for a period of one (1) year following his or her date of termination of employment to continued coverage, on the same basis as similarly situated active employees, under the Company’s group health, dental, long-term disability and life insurance plans as in effect from time to time (but not any other welfare benefit plans or any retirement plans); provided that coverage under any particular benefit plan shall expire with respect to the period after the Executive becomes covered under another employer’s plan providing for a similar type of benefit. In the event the Company is unable to provide such coverage on account of any limitations under the terms of any applicable contract with an insurance carrier or third party administrator, the Company shall pay the Executive an amount equal to the cost to the Company of providing such coverage within 60 days after the date of the Executive’s termination of employment. To the extent that Company’s group health or dental benefits are self-insured, then in addition to any other limitation provided here, the period of coverage provided by this Section 2(a)(iv) under the self-insured health or dental plan shall not exceed the period of time during which the Executive would be entitled to receive continuation coverage under a group health plan under section 4980B (COBRA) if the Executive had elected such coverage and paid such premiums.
               (v) The Company shall pay all costs and expenses, up to a maximum of $25,000, related to outplacement services for the Executive, the provider of which shall be selected by the Executive in his or her sole discretion. This amount shall be paid directly to the provider of such services but only with respect to services rendered prior to the last day of the second calendar year following the calendar year in which the Executive’s termination date occurs. The Company shall pay such expenses within 90 days of the date of receipt of an invoice for such services, but in no event later than the end of the third calendar year following the calendar year in which the Executive’s termination date occurs.

          (b) Accelerated Vesting. All of the Executive’s unvested awards under the Company’s stock award plans shall automatically and immediately vest in full upon the occurrence of a Change in Control.
          (c) No Duplication; Other Severance Pay. There shall be no duplication of severance pay in any manner. In this regard, the Executive shall not be entitled to Termination Pay hereunder for more than one position with the Company and its Affiliates. If the Executive is entitled to any notice or payment in lieu of any notice of termination of employment required by Federal, state or local law, including but not limited to the Worker Adjustment and Retraining Notification Act, the severance compensation to which the Executive would otherwise be entitled under this Agreement shall be reduced by the amount of any such payment in lieu of notice. If Executive is entitled to any severance or termination payments (but excluding retirement and similar benefits) under any employment or other agreement (other than any stock award or stock option agreements) with the Company or any of its Affiliates, the severance compensation payable under any such plan, program, arrangement or agreement shall be deemed to satisfy, to the extent of such payment, the obligations to the Executive in respect of Termination Pay. Except as set forth in the immediately preceding sentence, the foregoing payments and benefits shall be in addition to and not in lieu of any payments or benefits to which the Executive and his or her dependents may otherwise be entitled to under the Company’s compensation and employee benefit plans. Subject to subparagraph 1(c) of the definition of Good Reason, nothing herein shall be deemed to restrict the right of the Company from amending or terminating any such plan in a manner generally applicable to similarly situated active employees of the Company and its Affiliates, in which event the Executive shall be entitled to participate on the same basis (including payment of applicable contributions) as similarly situated active executives of the Company and its Affiliates.
          (d) Mutual Release. Termination Pay shall be conditioned upon the execution by the Executive within 60 (sixty) days after the Executive’s termination of employment of a valid release prepared by the Company pursuant to which the Executive shall release the Company, to the maximum extent permitted by law, from any and all claims the Executive may have against the Company that relate to or arise out of the employment or termination of employment of the Executive, except such claims arising under this Agreement, any employee benefit plan, or any other written plan or agreement (a “Release”). The full amount of Termination Pay shall be paid in a lump sum in cash to the Executive within ten (10) days following receipt by the Company of a properly executed Release (which, if revocable, has not been revoked) by the Executive. In addition, if the Executive shall timely deliver (and shall not have revoked) the Release, the Company shall simultaneously with the payment of Termination Pay execute a release of all claims it may have against the Executive arising out of the Executive’s employment, other than claims arising under this Agreement or otherwise relating to covenants and obligations of the Executive intended to continue following the Executive’s termination of employment.
     3. Excise Taxes. If the Company reasonably determines that (i) the termination benefits payable to the Executive pursuant to this Agreement would subject the Executive to an excise tax under Section 4999 of the Code, and (ii) the net amount that the Executive would realize from such benefits on an after-tax basis would be greater if the benefits payable hereunder were limited, then the benefits payable hereunder shall be limited such that the Executive’s net payment received on after—tax basis is $1 less than the amount at which the payment would be subjected to the excise tax under Section 4999 of the Code. Any reduction in the amount of benefits hereunder shall be debited, in order, from the amounts payable under Section 2(a)(ii), then 2(a)(iii) and then 2(a)(iv).
     4. Certain Covenants by the Executive.
     (a) Covenant Not to Compete or Solicit. In consideration of the payments to be made to the Executive pursuant to this Agreement, the Executive hereby agrees that, during the term of his or her employment with the Company or any of its Affiliates and for a period of two years thereafter, he or she will not, directly or indirectly, individually or on behalf of any person or entity other than the Company or any of its Affiliates:
          (i) Become associated with (as defined below) any company or business (other than the Company or any Affiliate of the Company) engaged primarily in the manufacture, distribution, sale or marketing of any of the Relevant Products (as defined below) in any geographical area in which the Company or any of its Affiliates operates;
          (ii) Approach, consult, solicit business from, or contact or otherwise communicate, directly or indirectly, in any way with any Customer (as defined below) in an attempt to (1) divert business from, or interfere with any business relationship of the Company or any of its Affiliates, or (2) convince any Customer to change or alter any of such Customer’s existing or prospective contractual terms and conditions with the Company or any of its Affiliates; or
          (iii) Solicit, induce, recruit or encourage, either directly or indirectly, any employee of the Company or any of its Affiliates to leave his or her employment with the Company or any of its Affiliates, or employ or offer to employ any employee of the Company or any of its Affiliates. For the purposes of this section, an employee of the Company or any of its Affiliates shall be deemed to be an employee of the Company or any such Affiliate while employed by the Company or such Affiliate and for a period of 60 days thereafter.
     For purposes of this Agreement, the following terms shall have the meanings indicated:
     “associated with” means to become involved or act as an owner, partner, stockholder, investor, joint venturer, lender, director, manager, officer, employee, consultant, independent contractor, representative or agent.
     “Customer” means all persons or entities who purchased any Relevant Product from the Company or any of its Affiliates during the term of the Executive’s employment with the Company or any such Affiliate.

     “Relevant Product(s)” means (i) milk and milk-based beverages, (ii) creams and creamers, (iii) ice cream and ice cream novelties, (iv) ice cream mix, and (v) cultured dairy products.
     Notwithstanding the foregoing, (1) the restrictions of this Section 4(a) shall terminate immediately if the Executive’s employment with the Company or any of its Affiliates is terminated by the Company or such Affiliate without Cause, and (2) the Executive is not prohibited from owning, either of record or beneficially, not more than five percent (5%) of the shares or other equity of any publicly traded company. The provisions of this Section 4(a) are not intended to override, supercede, reduce, modify or affect in any manner any other non-competition or non-solicitation agreement between the Executive and the Company or any of its Affiliates. Any such covenant or agreement shall remain in full force and effect in accordance with its terms. The Company will be entitled to injunctive and other relief to prevent or enjoin any violation of the provisions of this Agreement.
          (b) Protection of Confidential Information. The Executive agrees that he or she will not at any time during or following his or her employment by the Company, without the Company’s prior written consent, divulge any Confidential Information to any other person or entity or use any Confidential Information for his or her own benefit. Upon termination of employment, for any reason whatsoever, regardless of whether either party may be at fault, the Executive will return to the Company all physical Confidential Information in the Executive’s possession.
          (e) Nondisclosure of Agreement. The Executive agrees, at all times during his or her employment by the Company, not to disclose or discuss in any manner (whether to individuals inside or outside the Company), the existence or terms of, this Agreement without the prior written consent of the Company, except to the extent required by law.
          (d) Nondisparagement. The Executive and the Company agree that, for so long as the Executive remains employed by the Company, and for a period of two years following the termination of the Executive’s employment, neither the Executive nor the Company will make or authorize any public statement, whether orally or in writing, that disparages the other party hereto with respect to such other party’s business interests or practices; provided, that neither party shall be restricted in connection with statements made in context of any litigation, arbitration or similar proceeding involving the other party hereto.
          (e) Extent of Restrictions. The Executive acknowledges that he or she has given careful consideration to the restraints imposed by this Section 4 and he or she fully agrees that the restrictions contained in this Section 4 correctly set forth the understanding of the parties at the time this Agreement is entered into, are reasonable and necessary to protect the legitimate interests of the Company, and that any violation will cause substantial injury to the Company. In the event of any such violation, the Company shall be entitled, in addition to any other remedy, to preliminary or permanent injunctive relief. If any court having jurisdiction shall find that any part of the restrictions set forth in this Agreement are unreasonable in any respect, it is the intent of the parties that the restrictions set forth herein shall not be terminated, but that this Agreement shall remain in full force and effect to the extent (as to time periods and other relevant factors) that the court shall find reasonable.

     5. Tax Withholding. All payments to the Executive under this Agreement will be subject to the withholding of all applicable employment and income taxes.
     6. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.
     7. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company. The Company will require any successor to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no succession had taken place.
     8. Entire Agreement. By executing this Agreement, the Executive agrees that any and all agreements executed between the Company (or any subsidiary of the Company or any predecessor of the Company or any subsidiary of the Company) and the Executive prior to the date hereof regarding benefits resulting from a Change in Control are hereby nullified and cancelled in their entirety, and this Agreement shall substitute for and fully replace any such prior agreements. This Agreement shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement may not be modified in any manner except by a written instrument signed by both the Company and the Executive.
     9. Termination of Employment. For all purposes under this Agreement, the Executive shall not have a “termination of employment” (and corollary terms) from the Company unless and until the Executive has a “separation from service” (as determined under Treas. Reg. Section 1.409A-1(h), as uniformly applied in accordance with such rules as shall be established by the Company) from time to time by the Company.

     10. Notices. Any notice required under this Agreement shall be in writing and shall be delivered by certified mail return receipt requested to each of the parties as follows:
To the Executive:
ADDRESS
To the Company:
DEAN FOODS COMPANY
2515 McKinney Avenue, Suite 1200
Dallas, Texas 75201
Attn.: General Counsel
Tel.: 214-303-3400
Fax: 214-303-3499
     11. Governing Law. The provisions of this Agreement shall be construed in accordance of the laws of the State of Delaware, except to the extent preempted by ERISA or other federal laws, as applicable, without reference to the conflicts of laws provisions thereof.

     IN WITNESS WHEREOF, the Executive and the Company have executed this Agreement as of the date and year first above written.

DEAN FOODS COMPANY

Name:
Title:

Executive

AMENDED AND RESTATED
CHANGE IN CONTROL AGREEMENT
     THIS AMENDED AND RESTATED CHANGE IN CONTROL AGREEMENT (this “Agreement”) is entered into effective as of                     , by and between WhiteWave Foods Company (the “Company”), and «Executive» (the “Executive”).
RECITALS
     J. The Board of Directors (the “Board”) of Dean Foods (“Dean Foods”) has determined that the interests of its subsidiary, WhiteWave Foods Company, would be advanced by providing key executives of the Company with certain benefits in the event of the termination of employment of any such executive in connection with or following a Change in Control (as hereafter defined).
     K. The Board believes that such benefits enable the Company to continue to attract and retain competent and qualified executives, assure continuity and cooperation of management and will encourage such executives to diligently perform their duties without personal financial concerns, thereby enhancing shareholder value and ensuring a smooth transition.
     L. The Company and the Executive desire to amend such Change in Control Agreement to make changes necessary or appropriate to avoid adverse income tax consequences to the Executive under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
AGREEMENTS
     NOW, THEREFORE, for good and valuable consideration, including the mutual covenants set forth herein, the parties hereto agree as to amend and restate the Change in Control Agreement (as so amended, and restated, the “Agreement”) as follows:
     1. Definitions. The following terms shall have the following meanings for purposes of this Agreement.
     “Affiliate” means any entity controlled by, controlling or under common control with, a person or entity.
     “Annual Pay” means the sum of (i) an amount equal to the annual base salary rate payable to the Executive by the Company at the time of termination of his or her employment plus (ii) an amount equal to the target bonus established for the Executive for the Company’s fiscal year in which his or her termination of employment occurs, but in either case, without giving effect to any reduction therein occurring following a Change in Control.
     “Cause” means the Executive’s (i) willful and intentional material breach of this Agreement, (ii) willful and intentional misconduct or gross negligence in the performance of, or willful neglect of, the Executive’s duties, which has caused material injury (monetary or otherwise) to the Company, (iii) breach of the Dean Foods’ Code of Ethics, or (iv) conviction of, or plea of nolo contendere to, a felony; provided, however, that no act or omission shall constitute “Cause” for purposes of this Agreement unless the Board or the Chairman of the Board provides to the Executive (a) written notice clearly and fully describing the particular acts or omissions which the Board or the Chairman of the Board reasonably believes in good faith constitutes “Cause” and (b) an opportunity, within thirty (30) days following his or her receipt of such notice, to meet in person with the Board or the Chairman of the Board to explain or defend the alleged acts or omissions relied upon by the Board and, to the extent practicable, to cure such acts or omissions. Further, no act or omission shall be considered as “willful” or “intentional” if the Executive reasonably believed such acts or omissions were in the best interests of the Company and Dean Foods.
     “Change in Control” means (1) any “person” (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but specifically excluding Dean Foods or the Company, any wholly-owned subsidiary of Dean Foods or the Company and/or any employee benefit plan maintained by Dean Foods or the Company, or any wholly-owned subsidiary of the Company or Dean Foods) becomes the “beneficial owner” (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Dean Foods representing thirty percent (30%) or more of the combined voting power of Dean Foods’ then outstanding securities; or (2) individuals who currently serve on the Board, or whose election to the Board or nomination for election to the Board was approved by a vote of at least two-thirds (2/3) of the directors who either currently serve on the Board, or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or (3) Dean Foods or any subsidiary of Dean Foods shall merge with or consolidate into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of Dean Foods outstanding immediately prior thereto holding immediately thereafter securities representing more than sixty percent (60%) of the combined voting power of the voting securities of Dean Foods or such surviving entity (or its ultimate parent, if applicable) outstanding immediately after such merger or consolidation; or (4) the stockholders of Dean Foods approve a plan of complete liquidation of Dean Foods or an agreement for the sale or disposition by Dean Foods of all or substantially all of Dean Foods’ assets, or such a plan is commenced.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Competing Business” means a company or business which is engaged, or intends to engage in the manufacture, distribution, sale or marketing of any products which compete directly with the products of Dean Foods, the Company or any of their respective Affiliates.
     “Confidential Information” means all information, whether oral or written, previously or hereafter developed, acquired or used by the Company or its Affiliates and relating to the business of the Company and any of its Affiliates that is not generally known to others in the Company’s or its Affiliates’ areas of business, including without limitation trade secrets, methods or practices developed by the Company or any of its Affiliates, financial results or plans, customer or client lists, personnel information, information relating to negotiations with clients or prospective clients, proprietary software, databases, programming or data transmission methods, or copyrighted materials (including without limitation, brochures, layouts, letters, art work, copy, photographs or illustrations). It is expressly understood that the foregoing list shall be illustrative only and is not intended to be an exclusive or exhaustive list of “Confidential Information.”
     “Good Reason” means any of the following events occurring, without the Executive’s prior written consent specifically referring to this Agreement, within two (2) years following a Change in Control:
     (4) (A) Any material reduction in the amount of the Executive’s Annual Pay, (B) any material reduction in the amount of Executive’s other incentive compensation opportunities, or (C) any material reduction in the aggregate value of the Executive’s benefits as in effect from time to time (unless in the case of either B or C, such reduction is pursuant to a general change in compensation or benefits applicable to all similarly situated employees of the Company and its Affiliates);
     (2) (A) the removal of the Executive from the position held by him or her immediately prior to the Change in Control or (B) any other significant reduction in the nature or status of the Executive’s duties or responsibilities;
     (3) transfer of the Executive’s principal place of employment to a metropolitan area other than that of the Executive’s place of employment immediately prior to the Change in Control; or
     (4) failure by the Company to obtain the assumption agreement referred to in Section 7 of this Agreement prior to the effectiveness of any succession referred to therein, unless the purchaser, successor or assignee referred to therein is bound to perform this Agreement by operation of law.
     In order for a termination by the Executive to constitute a termination for Good Reason, (i) the Executive must notify the Company of the circumstances claimed to constitute Good Reason in writing not later than the 90th day after it has arisen or occurred, (ii) the Company must not have cured such circumstances within 30 days of receipt of the notice and (iii) the Executive must actually terminate employment on or before the 24th month anniversary of the Change in Control.
     “Termination Pay” means a payment made by the Company to the Executive pursuant to Section 2(a)(ii).
     2. Change in Control Termination Payment and Benefits.
          (a) Involuntary or Constructive Termination. In the event that the Executive’s employment with the Company or its successor is terminated by the Company or its successor without Cause or by the Executive for Good Reason in connection with or within two years after a Change in Control, the Executive shall be entitled to the following payments and other benefits:

               (i) The Company shall pay to the Executive a cash payment in an amount equal to the sum of (A) the Executive’s accrued and unpaid salary as of his or her date of termination of employment, as required by law, plus (B) his or her accrued and unpaid bonus, if any, for the Company’s prior fiscal year, plus (C) an amount equal to the greater of the following, paid on a pro rata basis for the portion of the year between January 1 and the date of the Executive’s termination of employment: (x) Executive’s target bonus for the year of termination, or (y) the actual bonus to which the Executive would be entitled in the year of termination, if calculable at the date of termination, plus (D) reimbursement for all unreimbursed expenses reasonably and necessarily incurred by the Executive (in accordance with Company policy) in connection with the business of the Company prior to termination and since the beginning of the calendar year prior to the date of termination. This amount shall be paid within five (5) business days of the date of the Executive’s termination of employment.
               (ii) The Company shall pay to the Executive a cash payment in an amount equal to two (2) times the Executive’s Annual Pay. This amount shall be paid by the Company in accordance with Section 2(d) hereof.
               (iii) The Company shall pay to the Executive a cash payment in an amount equal to the sum of (A) the Executive’s unvested account balance under the Company’s 401(k) plan, if any, and (B) two (2) times the amount of the aggregate matching contributions payable in respect of Executive’s contributions into the Executive’s 401(k) account for the last completed calendar year (which for this purpose shall be annualized if the Executive was not eligible to participate in such 401(k) plan for the entire calendar year). This amount shall be paid within 60 days after the date of the Executive’s termination of employment.
               (iv) The Executive and his or her eligible dependents shall be entitled for a period of two (2) years following his or her date of termination of employment to continued coverage, on the same basis as similarly situated active employees, under the Company’s group health, dental, long-term disability and life insurance plans as in effect from time to time (but not any other welfare benefit plans or any retirement plans); provided that coverage under any particular benefit plan shall expire with respect to the period after the Executive becomes covered under another employer’s plan providing for a similar type of benefit. In the event the Company is unable to provide such coverage on account of any limitations under the terms of any applicable contract with an insurance carrier or third party administrator, the Company shall pay the Executive an amount equal to the cost of the Company providing such coverage within 60 days after the date of the Executive’s termination of employment. To the extent that Company’s group health or dental benefits are self-insured, then in addition to any other limitation provided here, the period of coverage provided by this Section 2(a)(iv) under the self-insured health or dental plan shall not exceed the period of time during which the Executive would be entitled to receive continuation coverage under a group health plan under section 4980B (COBRA) if the Executive had elected such coverage and paid such premiums. To the extent that the immediately preceding sentence applies, the Company shall pay the Executive an amount equal to the cost of such COBRA coverage for a period equal to the excess of (i) 24 months minus (ii) the number of months of COBRA coverage initially available to the Executive, as determined in good faith by the Company, with such payment to be made within 60 days after the date of the Executive’s termination of employment.

               (v) The Company shall pay all costs and expenses, up to a maximum of $25,000, related to outplacement services for the Executive, the provider of which shall be selected by the Executive in his or her sole discretion. This amount shall be paid directly to the provider of such services but only with respect to services rendered prior to the last day of the second calendar year following the calendar year in which the Executive’s termination date occurs. The Company shall pay such expenses within 90 days of the date of receipt of an invoice for such services, but in no event later than the end of the third calendar year following the calendar year in which the Executive’s termination date occurs.
               (vi) Accelerated Vesting. All of the Executive’s unvested awards under the Company’s stock award plans shall automatically and immediately vest in full upon the occurrence of a Change of Control.
          (b) No Duplication; Other Severance Pay. There shall be no duplication of severance pay in any manner. In this regard, the Executive shall not be entitled to Termination Pay hereunder for more than one position with the Company and its Affiliates. If the Executive is entitled to any notice or payment in lieu of any notice of termination of employment required by Federal, state or local law, including but not limited to the Worker Adjustment and Retraining Notification Act, the severance compensation to which the Executive would otherwise be entitled under this Agreement shall be reduced by the amount of any such payment in lieu of notice. If Executive is entitled to any severance or termination payments (but excluding retirement and similar benefits) under any employment or other agreement (other than any stock award or stock option agreements) with the Company or any of its Affiliates, the severance compensation payable under any such plan, program, arrangement or agreement shall be deemed to satisfy to the extent of such payment, the obligations to the Executive in respect of Termination Pay. Except as set forth in the immediate preceding sentence, the foregoing payments and benefits shall be in addition to and not in lieu of any payments or benefits to which the Executive and his or her dependents may otherwise be entitled to under the Company’s compensation and employee benefit plans. Subject to subparagraph 1(c) of the definition of Good Reason, nothing herein shall be deemed to restrict the right of the Company from amending or terminating any such plan in a manner generally applicable to similarly situated active employees of the Company and its Affiliates, in which event the Executive shall be entitled to participate on the same basis (including payment of applicable contributions) as similarly situated active executives of the Company and its Affiliates.
          (c) Mutual Release. Termination Pay shall be conditioned upon the execution by the Executive within 60 (sixty) days after the Executive’s termination of employment of a valid release prepared by the Company pursuant to which the Executive shall release the Company, to the maximum extent permitted by law, from any and all claims the Executive may have against the Company that relate to or arise out of the employment or termination of employment of the Executive, except such claims arising under this Agreement, any employee benefit plan, or any other written plan or agreement (a “Release”). The full amount of Termination Pay shall be paid in a lump sum in cash to the Executive within ten (10) days following receipt by the Company of a properly executed Release (which, if revocable, has not been revoked) by the Executive. In addition, if the Executive shall timely deliver (and shall not have revoked) the Release, the Company shall simultaneously with the payment of Termination Pay execute a release of all claims it may have against the Executive arising out of the Executive’s employment, other than claims arising under this Agreement or otherwise relating to covenants and obligations of the Executive intended to continue following the Executive’s termination of employment.
     5. Excise Taxes. If the Company reasonably determines that (i) the termination benefits payable to the Executive pursuant to this Agreement would subject the Executive to an excise tax under Section 4999 of the Code, and (ii) the net amount that the Executive would realize from such benefits on an after-tax basis would be greater if the benefits payable hereunder were limited, then the benefits payable hereunder shall be limited such that the Executive’s net payment received on after-tax basis is $1 less than the amount at which the payment would be subjected to the excise tax under Section 4999 of the Code. Any reduction in the amount of benefits hereunder shall be debited, in order, from amounts payable under Section 2(a)(ii) then 2(a)(iii) and then 2(a)(iv).
     4. Certain Covenants by the Executive.
          (a) Covenant Not to Compete or Solicit. The Executive hereby agrees that, during the term of his or her employment with the Company or any of its Affiliates and for a period of two years thereafter, he or she will not, directly or indirectly, individually or on behalf of any person or entity other than Dean Foods, the Company or any of its Affiliates:
               (i) develop, own, manage, operate, or otherwise engage in, participate in, represent in any way or be connected with, as officer, director, partner, owner, employee, agent, independent contractor, consultant, proprietor, stockholder or otherwise, any Competing Business, in any geographic territory (within or outside the United States) in which Dean Foods or the Company does business; or
               (ii) act in any way, directly or indirectly, on behalf of any Competing Business, with the purpose or effect of soliciting, diverting or taking away any business, customer, client, supplier, or good will of Dean Foods or the Company; or
               (iii) solicit, induce, recruit or encourage, either directly or indirectly, any employee of Dean Foods, the Company or any of its respective Affiliates to leave his or her employment with Dean Foods, the Company or any of its Affiliates, or employ or offer to employ any employee of Dean Foods, the Company or any of its respective Affiliates. For the purposes of this section, an employee of Dean Foods, the Company or any of its Affiliates shall be deemed to be an employee of Dean Foods, the Company or any such Affiliate while employed by the Dean Foods, the Company or such Affiliate and for a period of 60 days thereafter.

     Notwithstanding the foregoing, the Executive is not prohibited from (i) owning, either of record or beneficially, not more than two percent (2%) of the shares or other equity of any publicly traded company or (ii) acting as an officer, employee, agent, independent contractor or consultant to any company or business which engages in multiple lines of business, one or more of which may be a Competing Business, if Executive has no direct or indirect involvement, oversight or responsibility with respect to the unit, division, group or other area of operations which cause such company or business to be a Competing Business.
     The provisions of this Section 4(a) are not intended to override, supercede, reduce, modify or affect in any manner any other non-competition or non-solicitation agreement between the Executive and Dean Foods, the Company or any of its respective Affiliates. Any such covenant or agreement shall remain in full force and effect in accordance with its terms. Dean Foods and the Company will be entitled to injunctive and other relief to prevent or enjoin any violation of the provisions of this Agreement.
     Executive further acknowledges the following provisions of Colorado law, set forth in Colorado Revised Statutes Section 8-2-133(2):
     “Any covenant not to compete which restricts the right of any person to receive compensation for performance of skilled or unskilled labor for any employer shall be void, but this subsection (2) shall not apply to:
     (a) Any contract for the purchase and sale of a business or the assets of a business;
     (b) Any contract for the protection of trade secrets;
     (c) Any contract provision providing for the recovery of the expense of educating and training an employee who has served an employer for a period of less than two years; and
     (d) Executive and management personnel and officers and employees who constitute professional staff or executive and management personnel.”
     Executive acknowledges that this Agreement is executed for the protection of trade secrets under Section 8-2-113(2)(b), and is intended to protect the confidential information and trade secrets of Dean Foods and the Company. Executive also acknowledges that he or she is an executive or manager within the meaning of Section 8-2-113(2)(d).
          (a) Protection of Confidential Information. The Executive agrees that he or she will not at any time during or following his or her employment by the Company, without Dean Foods or the Company’s prior written consent, divulge any Confidential Information to any other person or entity or use any Confidential Information for his or her own benefit. Upon termination of employment, for any reason whatsoever, regardless of whether either party may be at fault, the Executive will return to the Company all physical Confidential Information in the Executive’s possession.

          (b) Nondisclosure of Agreement. The Executive agrees, at all times during his or her employment by the Company, not to disclose or discuss in any manner (whether to individuals inside or outside the Company), the existence or terms of, this Agreement without the prior written consent of the Company, except to the extent required by law.
          (c) Nondisparagement. The Executive and the Company agree that, for so long as the Executive remains employed by the Company, and for a period of two years following the termination of the Executive’s employment, neither the Executive nor the Company will make or authorize any public statement, whether orally or in writing, that disparages the other party hereto with respect to such other party’s business interests or practices; provided, that neither party shall be restricted in connection with statements made in context of any litigation, arbitration or similar proceeding involving the other party hereto.
          (d) Extent of Restrictions. The Executive acknowledges that he or she has given careful consideration to the restraints imposed by this Section 4 and he or she fully agrees that the restrictions contained in this Section 4 correctly set forth the understanding of the parties at the time this Agreement is entered into, are reasonable and necessary to protect the legitimate interests of Dean Foods and the Company, and that any violation will cause substantial injury to Dean Foods and the Company. In the event of any such violation, Dean Foods and the Company shall be entitled, in addition to any other remedy, to preliminary or permanent injunctive relief. If any court having jurisdiction shall find that any part of the restrictions set forth in this Agreement are unreasonable in any respect, it is the intent of the parties that the restrictions set forth herein shall not be terminated, but that this Agreement shall remain in full force and effect to the extent (as to time periods and other relevant factors) that the court shall find reasonable.
     5. Tax Withholding. All payments to the Executive under this Agreement will be subject to the withholding of all applicable employment and income taxes.
     6. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.
     7. Successors. This Agreement shall be binding upon and inure to the benefit of Dean Foods, the Company and any successor of each. Dean Foods and the Company will require any successor to all or substantially all of the business and/or assets Dean Foods or the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Dean Foods or the Company would be required to perform if no succession had taken place.
     8. Entire Agreement. By executing this Agreement, the Executive agrees that any and all agreements executed between Dean Foods or the Company (or any predecessor of the Company) and the Executive prior to the date hereof regarding benefits resulting from a Change in Control are hereby nullified and cancelled in their entirety, and this Agreement shall substitute for and fully replace any such prior agreements. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement may not be modified in any manner except by a written instrument signed by Dean Foods and the Executive.

     9. Termination of Employment. For all purposes under this Agreement, the Executive shall not have a “termination of employment” (and corollary terms) from the Company unless and until the Executive has a “separation from service” (as determined under Treas. Reg. Section 1.409A-1(h), as uniformly applied in accordance with such rules as shall be established by the Company) from time to time by the Company.
     10. Notices. Any notice required under this Agreement shall be in writing and shall be delivered by certified mail return receipt requested to each of the parties as follows:
To the Executive:
«Executive»
«Address1»
«Address2»
To Dean Foods or the Company:
DEAN FOODS COMPANY
2515 McKinney Avenue, Suite 1200
Dallas, Texas 75201
Attention: General Counsel
Telephone: 214-303-3400
Facsimile: 214-303-3499
     11. Governing Law. The provisions of this Agreement shall be construed in accordance of the laws of the State of Delaware, except to the extent preempted by ERISA or other federal laws, as applicable, without reference to the conflicts of laws provisions thereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

WHITEWAVE FOODS COMPANY

By:

Name:

Title:

«Executive»

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